EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2020 Fourth Quarter and Full Year Results

  Achieves Record Quarterly Revenues of $746.2M and Backlog of $957M
  Quarterly GAAP Operating Income of $67.4M and Non-GAAP Operating Income of $124.6M
  Quarterly GAAP EPS of $0.53 and Non-GAAP EPS of $1.18
  Record Full Year Cash Flow from Operations of $297.3M
  Record Full Year Free Cash1 Flow of $160.4M
  The Company’s early July FY21 equity raise improved its net debt leverage ratio2 from 3.8 to 2.0

PITTSBURGH, Aug. 13, 2020 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI," “We” or the "Company") today reported results for its fiscal 2020 fourth quarter and fiscal year ended June 30, 2020.

“In the fourth quarter, we remained and continue to remain vigilant and steadfast in ensuring the health and safety of our global workforce while striving to meet our customers' growing expectations despite the continuation and acceleration of COVID-19. We also made great progress against our key business initiatives. The power of our vertically integrated and geographically diverse footprint and business model, allowed our employees to deliver exceptional results, including record revenues and backlog,” said Dr. Vincent D. (Chuck) Mattera, Jr. “I am very pleased with the Finisar integration which continues ahead of expectations, as we accelerated our component strategy and are on track to exceed our first year synergy cost savings goals. Demand in the 3D-Sensing and communications market remains strong as the digital transformation continues, led by continued growth of 5G deployment and network infrastructure upgrades.”

Dr. Mattera continued, “Our financial fundamentals are strong. We achieved record cash flow from operations, undertook a very successful equity raise and delivered free cash flow at about $150M above the acquisition business case. Our cash balance now stands at $493M, an increase of $105M from the previous quarter, and our post-equity raise leverage ratio2 is approximately 2.0, down from 3.8 at March 31, 2020. Our backlog of just under $1.0B provides us with significant momentum as we enter fiscal year 2021.”

1 Free cash flow of $160.4M is defined as cash flow from operations of $297.3M less capital expenditures of $136.9M.
2 Reflects the July 2020 activity in which the Company used the net proceeds from the July 2020 equity raise to repay the remaining balance of $715 million under the Company’s Term B Loan Facility. The net debt leverage ratio is calculated in accordance with the terms of the Credit Agreement.

Table 1
Financial Metrics
$ Millions, except per share amounts and %
(Unaudited)	Three Months Ended			Year Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2020	2020	2019	2020	2019

Revenues	$746.2	$627.0	$362.7	$2,380.0	$1,362.4

GAAP Gross Profit	$302.2	$245.9	$138.7	$819.6	$521.3
Non-GAAP Gross Profit (2)	$315.7	$235.5	$139.5	$912.4	$524.5

GAAP Operating Income (Loss) (1)	$67.4	$69.0	$40.7	$39.5	$148.7
Non-GAAP Operating Income (2)	$124.6	$81.6	$56.9	$324.8	$209.7

GAAP Net Earnings (Loss)	$51.3	$5.9	$28.0	$(67.0)	$107.5
Non-GAAP Net Earnings (2)	$117.8	$39.2	$42.6	$258.6	$158.2

GAAP Diluted Earnings (Loss) Per Share	$0.53	$0.06	$0.43	$(0.79)	$1.63
Non-GAAP Diluted Earnings Per Share (2)	$1.18	$0.42	$0.65	$2.85	$2.40

Other Selected Financial Metrics
GAAP Gross margin	40.5%	39.2%	38.2%	34.4%	38.3%
Non-GAAP gross margin (2)	42.3%	37.6%	38.5%	38.3%	38.5%
GAAP Operating margin	9.0%	11.0%	11.2%	1.7%	10.9%
Non-GAAP operating margin (2)	16.7%	13.0%	15.7%	13.6%	15.4%
GAAP Return on sales	6.9%	0.9%	7.7%	-2.8%	7.9%
Non-GAAP return on sales (2)	15.8%	6.3%	11.7%	10.9%	11.6%

(1) GAAP Operating income (loss) is defined as earnings (loss) before income taxes, interest expense and other expense or income, net.

(2) All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, fair value measurement period adjustments and restructuring and related items. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

Outlook

The outlook for the first fiscal 2021 quarter ending September 30, 2020 is revenue of $700 million to $750 million and earnings per diluted share on a non-GAAP basis of $0.45 to $0.60. These are at today’s exchange rate and today’s estimated tax impact of 25%, both of which are subject to variability. The non-GAAP earnings per share include the pre-tax amounts of $20.6 million in amortization, $20.3 million in share-based compensation, $23.6 million in debt extinguishment costs related to our July 2020 equity raise, and $5.0 million in other costs, including costs to facilitate the integration. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Thursday, August 13, 2020 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com or via https://tinyurl.com/IIVIQ4FY20Earnings. If you wish to participate in the conference call, please dial +1 (877) 316-5288 for calls from the U.S. and +1 (734) 385-4977 for calls from outside the U.S. To join the conference call, please enter ID# 1259279, then provide your name and company affiliation.

The conference call will be recorded, and a replay will be available to interested parties who are unable to attend the live call. This service will be available until 11:59 p.m. Eastern Time on Friday, August 14, 2020, by dialing +1 (855) 859-2056 for calls from the U.S. and +1 (404) 537-3406 for calls from outside the U.S., and entering ID# 1259279.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, U.S.A., the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2019, December 31, 2019 and March 31, 2020; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; (vii) the Company’s ability to devise and execute strategies to respond to market conditions; and/or (viii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics and outbreaks that may arise.  The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Loss) (Unaudited)
($000 except per share data)

	Three Months Ended
	June 30,	March 31,	June 30,
	2020	2020	2019

Revenues	$746,290	$627,041	$362,728

Costs, Expenses & Other Expense (Income)
Cost of goods sold	444,153	381,108	224,076
Internal research and development	100,489	94,764	36,202
Selling, general and administrative	134,152	82,133	61,731
Interest expense	25,521	28,530	5,606
Other expense (income), net	1,264	7,168	384
Total Costs, Expenses, & Other Expense (Income)	705,579	593,703	327,999

Earnings Before Income Taxes	40,711	33,338	34,729

Income Taxes	(10,550)	27,417	6,701

Net Earnings	$51,261	$5,921	$28,028

Diluted Earnings Per Share	$0.53	$0.06	$0.43

Basic Earnings Per Share	$0.56	$0.07	$0.44

Average Shares Outstanding - Diluted	102,142	93,435	65,887
Average Shares Outstanding - Basic	91,517	91,081	63,719

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Loss) (Unaudited)
($000 except per share data)

	Year Ended
	June 30,	June 30,
	2020	2019

Revenues	$2,380,071	$1,362,496

Costs, Expenses & Other Expense (Income)
Cost of goods sold	1,560,521	841,147
Internal research and development	339,073	139,163
Selling, general and administrative	440,998	233,518
Interest expense	89,409	22,417
Other expense (income), net	13,998	(2,562)
Total Costs, Expenses, & Other Expense (Income)	2,443,999	1,233,683

Earnings (Loss) Before Income Taxes	(63,928)	128,813

Income Taxes	3,101	21,296

Net Earnings (Loss)	$(67,029)	$107,517

Diluted Earnings (Loss) Per Share	$(0.79)	$1.63

Basic Earnings (Loss) Per Share	$(0.79)	$1.69

Average Shares Outstanding - Diluted	84,828	65,804
Average Shares Outstanding - Basic	84,828	63,584

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	June 30,	June 30,
	2020	2019
Assets
Current Assets
Cash and cash equivalents	$493,046	$204,872
Accounts receivable	598,124	269,642
Inventories	619,810	296,282
Prepaid and refundable income taxes	12,279	11,778
Prepaid and other current assets	65,710	30,337
Total Current Assets	1,788,969	812,911
Property, plant & equipment, net	1,214,772	582,790
Goodwill	1,239,009	319,778
Other intangible assets, net	758,368	139,324
Investments	73,767	76,208
Deferred income taxes	22,938	8,524
Other assets	136,891	14,238
Total Assets	$5,234,714	$1,953,773

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$69,250	$23,834
Accounts payable	268,773	104,462
Operating lease current liabilities	24,634	—
Accruals and other current liabilities	310,236	142,267
Total Current Liabilities	672,893	270,563
Long-term debt	2,186,092	443,163
Deferred income taxes	45,551	23,913
Operating lease liabilities	94,701	—
Other liabilities	158,674	82,925
Total Liabilities	3,157,911	820,564
Total Shareholders' Equity	2,076,803	1,133,209
Total Liabilities and Shareholders’ Equity	$5,234,714	$1,953,773

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
($000)	Year Ended
	June 30,
	2020	2019
Cash Flows from Operating Activities
Net cash provided by operating activities	$297,292	$178,475

Cash Flows from Investing Activities
Additions to property, plant & equipment	(136,877)	(137,122)
Purchases of businesses, net of cash acquired	(1,036,609)	(83,067)
Purchases of technology intangible assets	(3,750)	—
Purchase of equity investments and other investing activities	(2,054)	(3,787)
Net cash used in investing activities	(1,179,290)	(223,976)

Cash Flows from Financing Activities
Proceeds from borrowings of Term A Facility	1,241,000	—
Proceeds from borrowings of Term B Facility	720,000	—
Procedures from borrowings of Revolving Credit Facility	160,000	—
Proceeds from borrowings under prior Credit Facility	10,000	150,000
Payment on Finisar Notes	(560,112)	—
Payments on borrowings under prior Term Loan, Credit Facility, and other loans	(176,618)	(135,000)
Payments on borrowings under Term A Facility	(46,538)	—
Payments on borrowings under Term B Facility	(5,400)	—
Payments on borrowings under Revolving Credit Facility	(86,000)	—
Debt issuance costs	(63,510)	(5,589)
Proceeds from exercises of stock options	13,467	8,698
Common stock repurchase	(1,625)	(1,616)
Payments in satisfaction of employees' minimum tax obligations	(28,700)	(7,092)
Other financing activities	(2,339)	(4,524)
Net cash provided by financing activities	1,173,625	4,877

Effect of exchange rate changes on cash and cash equivalents	(3,453)	(1,542)
Net increase (decrease) in cash and cash equivalents	288,174	(42,166)
Cash and Cash Equivalents at Beginning of Period	204,872	247,038
Cash and Cash Equivalents at End of Period	$493,046	$204,872

Table 2
Segment Revenues, GAAP Operating Income (Loss) & Margins, and
Non-GAAP Operating Income (Loss) & Margins*
$ Millions, except %
(Unaudited)	Three Months Ended			Year Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2020	2020	2019	2020	2019
Revenues:
Photonic Solutions	$517.2	$417.7	$177.5	$1,536.7	$638.8
Compound Semiconductors	229.0	209.3	185.2	821.2	723.6
Unallocated and Other	—	—	—	22.1	—
Consolidated	$746.2	$627.0	$362.7	$2,380.0	$1,362.4

GAAP Operating Income (Loss):
Photonic Solutions	$49.1	$48.7	$22.2	$49.9	$81.9
Compound Semiconductors	19.6	24.9	23.1	62.3	82.4
Unallocated and Other	(1.3)	(4.6)	(4.6)	(72.7)	(15.6)
Consolidated	$67.4	$69.0	$40.7	$39.5	$148.7

Non-GAAP Operating Income (Loss):
Photonic Solutions	$88.8	$54.2	$28.2	$224.4	$106.6
Compound Semiconductors	35.8	27.4	28.7	100.6	103.1
Unallocated and Other	—	—	—	(0.2)	—
Consolidated	$124.6	$81.6	$56.9	$324.8	$209.7

GAAP Operating Margin:
Photonic Solutions	9.5%	11.7%	12.5%	3.2%	12.8%
Compound Semiconductors	8.6%	11.9%	12.5%	7.6%	11.4%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	9.0%	11.0%	11.2%	1.7%	10.9%

Non-GAAP Operating Margin:
Photonic Solutions	17.2%	13.0%	15.9%	14.6%	16.7%
Compound Semiconductors	15.6%	13.1%	15.5%	12.3%	14.2%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	16.7%	13.0%	15.7%	13.6%	15.4%

* During the three months ended June 30, 2020 and March 31, 2020 and the year ended June 30, 2020, “Unallocated and Other” primarily includes continuing transaction costs related to the Finisar acquisition.  Finisar results have been consolidated into the Photonic Solutions and Compound Semiconductors segments during the three months ended June 30, 2020 and March 31, 2020 and for the year ended June 30, 2020.   See Table 3 for the reconciliation of segment non-GAAP operating income (loss) to segment GAAP operating income (loss).

Table 3
Reconciliation of Segment Non-GAAP Operating Income (Loss) to
GAAP Segment Operating Income (Loss)
$ Millions
(Unaudited)	Three Months Ended			Year Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2020	2020	2019	2020	2019
Non-GAAP Photonic Solutions Operating Income	$88.8	$54.2	$28.2	$224.4	$106.6
Measurement period adjustment on long-lived assets	(1.9)	10.2	—	—	—
Share-based compensation	(17.9)	(9.6)	(3.6)	(43.0)	(12.0)
Amortization of acquired intangibles	(15.9)	(6.1)	(2.4)	(53.3)	(9.3)
Fair value adjustment on acquired inventory	—	—	—	(74.2)	—
Restructuring and related expenses	(4.0)	—	—	(4.0)	—
Transaction expenses related to acquisitions	—	—	—	—	(3.4)
Photonic Solutions GAAP Operating Income	$49.1	$48.7	$22.2	$49.9	$81.9

Non-GAAP Compound Semiconductors Operating Income	$35.8	$27.4	$28.7	$100.6	$103.1
Measurement period adjustment on long-lived assets	(7.2)	3.2	—	—	—
Share-based compensation	(6.1)	(4.8)	(3.2)	(20.1)	(13.0)
Amortization of acquired intangibles	(2.9)	0.4	(2.2)	(8.9)	(7.3)
Restructuring and related expenses	—	(1.3)	—	(2.9)	—
Transaction expenses related to acquisitions	—	—	(0.2)	—	(0.4)
Fair value adjustment on acquired inventory	—	—	—	(6.4)	—
Compound Semiconductors GAAP Operating Income	$19.6	$24.9	$23.1	$62.3	$82.4

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$—	$(0.2)	$—
Finisar results	—	—	—	1.9	—
Transaction expenses related to acquisitions	(1.3)	(2.9)	(4.6)	(17.8)	(15.6)
Severance and related - Share-based compensation	—	—	—	(10.7)
Severance and related - Other compensation	—	(1.7)	—	(10.0)	—
Amortization of acquired intangibles	—	—	—	(2.0)
Preliminary fair value adjustment on acquired inventory	—	—	—	(7.1)	—
One-time costs related to the Finisar acquisition	—	—	—	(26.8)
Unallocated and Other GAAP Operating Income (Loss)	$(1.3)	$(4.6)	$(4.6)	$(72.7)	$(15.6)

Total GAAP Operating Income	$67.4	$69.0	$40.7	$39.5	$148.7

Non-GAAP Operating Income	$124.6	$81.6	$56.9	$324.8	$209.7

*Amounts may not recalculate due to rounding.

Table 4
Reconciliation of GAAP Measures to non-GAAP Measures
$ Millions
(Unaudited)	Three Months Ended			Year Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2020	2020	2019	2020	2019
Gross profit on GAAP basis	$302.2	$245.9	$138.7	$819.6	$521.3
Finisar results (5)	—	—	—	(6.5)	—
Share-based compensation (2)	4.4	3.0	0.8	11.6	3.2
Fair value adjustment on acquired inventory (1)	—	—	—	87.7	—
Measurement period adjustment on long-lived assets (6) (8)	9.1	(13.4)	—	—	—
Gross profit on non-GAAP basis	$315.7	$235.5	$139.5	$912.4	$524.5

Internal research and development on GAAP basis	$100.5	$94.8	$36.2	$339.1	$139.2
Share-based compensation (2)	(6.1)	(4.2)	—	(16.2)	—
Finisar results (5)	—	—	—	(2.9)	—
Severance, restructuring and related costs (4)	(3.5)	—	—	(3.5)	—
Internal research and development on non-GAAP basis	$90.9	$90.6	$36.2	$316.5	$139.2

Selling, general and administrative on GAAP basis	$134.2	$82.1	$61.7	$441.0	$233.5
Share-based compensation (2)	(13.5)	(7.2)	(6.0)	(35.3)	(21.8)
Transaction expenses related to acquisitions (3)	(1.3)	(2.9)	(4.8)	(44.6)	(19.4)
Finisar results (5)	—	—	—	(1.7)	—
Severance, restructuring and related costs (4)	(0.5)	(3.0)	—	(24.1)	—
Amortization of acquired intangibles	(18.8)	(5.7)	(4.6)	(64.2)	(16.6)
Selling, general and administrative on non-GAAP basis	$100.2	$63.4	$46.3	$271.2	$175.7

Operating income on GAAP basis	$67.5	$69.0	$40.7	$39.5	$148.7
Finisar results (5)	—	—	—	(1.9)	—
Share-based compensation (2)	24.0	14.4	6.8	63.1	25.0
Fair value adjustment on acquired inventory (1)	—	—	—	87.7	—
Amortization of acquired intangibles	18.8	5.7	4.6	64.2	16.6
Measurement period adjustment on long-lived assets (6) (8)	9.1	(13.4)	—	—	—
Severance, restructuring and related costs (4)	4.0	3.0	—	27.6	—
Transaction expenses related to acquisitions (3)	1.3	2.9	4.8	44.6	19.4
Operating income on non-GAAP basis	$124.6	$81.6	$56.9	$324.8	$209.7

Table 4
Reconciliation of GAAP Measures to non-GAAP Measures (Continued)
$ Millions
(Unaudited)	Three Months Ended			Year Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2020	2020	2019	2020	2019
Interest and other (income) expense, net on GAAP basis	$26.8	$35.7	$6.0	$103.4	$19.9
Finisar results (5)	—	—	—	0.3	—
Foreign currency exchange losses, net (8)	(6.3)	(3.5)	(2.3)	(14.4)	(3.2)
Additional interest expense related to Finisar acquisition (5)	—	—	—	(1.7)	—
Impairment of investment (7)	—	(5.0)	—	(5.0)	—
Debt extinguishment expense (5)	—	—	—	(3.9)	—
Interest and other (income) expense, net on non-GAAP basis	$20.5	$27.2	$3.7	$78.7	$16.7

Income taxes (benefit) on GAAP basis	$(10.6)	$27.4	$6.7	$3.1	$21.3
Tax impact of non-GAAP measures (8)	(2.6)	(3.2)	3.9	(15.1)	13.5
Tax impact of fair value adjustments (8) (9)	(0.4)	(9.0)	—	—	—
Income taxes (benefit) on non-GAAP basis	$(13.6)	$15.2	$10.6	$(12.0)	$34.8

Net earnings (loss) on GAAP basis	$51.3	$5.9	$28.0	$(67.0)	$107.5
Finisar results (5)	—	—	—	(1.6)	—
Share-based compensation (2)	24.0	14.4	6.8	63.1	25.0
Fair value adjustment on acquired inventory (1)	—	—	—	87.7	—
Amortization of acquired intangibles	18.8	5.7	4.6	64.2	16.6
Measurement period adjustment on long-lived assets (6) (8)	9.1	(13.4)	—	—	—
Transaction expenses related to acquisitions (3)	1.3	2.9	4.8	44.6	19.4
Severance, restructuring and related costs (4)	4.0	3.0	—	27.6	—
Foreign currency exchange losses, net (8)	6.3	3.5	2.3	14.4	3.2
Additional interest expense related to Finisar acquisition (5)	—	—	—	1.7	—
Impairment of investment (7)	—	5.0	—	5.0	—
Debt extinguishment expense (5)	—	—	—	3.9	—
Tax impact of non-GAAP measures and fair value adjustments (8) (9)	3.0	12.2	(3.9)	15.1	(13.5)
Net earnings on non-GAAP basis	$117.8	$39.2	$42.6	$258.6	$158.2

Per share data:
Net earnings (loss) on GAAP basis
Diluted Earnings (Loss) Per Share (10)	$0.53	$0.06	$0.43	$(0.79)	$1.63
Basic Earnings (Loss) Per Share	$0.56	$0.07	$0.44	$(0.79)	$1.69

Net earnings on non-GAAP basis
Diluted Earnings Per Share (10) (11)	$1.18	$0.42	$0.65	$2.85	$2.40
Basic Earnings Per Share	$1.32	$0.43	$0.67	$3.05	$2.49

*Amounts may not recalculate due to rounding.

  The preliminary fair value adjustment of $87.7 million represents the preliminary step up value adjustment of acquired inventory from the Finisar acquisition.
  Total share-based compensation expense for the year ended June 30, 2020 was $63.1 million, of which $10.7 million was incurred in relation to severance related expenses as described below in note 4.
  Transaction costs primarily represent acquisition and integration costs related to the Finisar acquisition.
  In connection with the acquisition of Finisar, the Company recorded $20.6 million of compensation in the Condensed Consolidated Statement of Earnings (Loss), of which $18.1 million was associated with Finisar’s executive severance and retention agreements. Included in this amount is $10.7 million of share-based compensation. Restructuring and related costs include $6.9 million of ongoing expenses to achieve the Company’s cost synergy strategy.
  “Finisar results” includes the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019, which includes additional interest expense and debt extinguishment expense as a result of the acquisition financing.  Finisar results have been consolidated into the Photonic Solutions and Compound Semiconductors segments during the three months ended June 30, 2020 and March 31, 2020.
  Represents the depreciation impact of measurement period adjustments to the fair value of long-lived assets acquired in the Finisar acquisition.
  Represents an impairment charge of an investment for which the carrying value was determined to be unrecoverable.
  The non-GAAP financial measures for the comparative periods presented above have been adjusted to conform to the current period presentation.
  Includes the tax impact of measurement period adjustments to the fair value of long-lived and intangible assets acquired in the Finisar acquisition.
  For purposes of calculating GAAP and Non-GAAP diluted earnings per share for the three months ended June 30, 2020, the Company applied the if-converted method to account for the Company’s convertible debt.  In performing this calculation, approximately $2.8 million of convertible debt interest was added to the numerator and approximately 7.3 million shares were added to the denominator.
  For purposes of calculation Non-GAAP diluted earnings per share for the twelve months ended June 30, 2020, the Company applied the if-converted method to account for the Company’s convertible debt.  In performing this calculation approximately $11.3 million of convertible debt interest was added to the numerator, and 7.3 million shares were added to the denominator.  In addition, approximately 2.4 million shares were added to the denominator for common stock equivalents.

Table 5
Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA
$ Millions
(Unaudited)	Three Months Ended			Year Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2020	2020	2019	2020	2019
Net earnings (loss) on GAAP basis	$51.3	$5.9	$28.0	$(67.0)	$107.5
Income taxes (benefit)	(10.6)	27.5	6.7	3.1	21.3
Depreciation and amortization	73.8	38.0	24.8	220.9	92.4
Interest expense	25.5	28.6	5.6	89.4	22.4
EBITDA (1)	$140.0	$100.0	$65.1	$246.4	$243.6
EBITDA margin	18.8%	15.9%	17.9%	10.4%	17.9%

Preliminary fair value adjustment on acquired inventory	—	—	—	87.7	—
Share-based compensation	24.0	14.4	6.8	63.1	25.0
Transaction expenses related to other acquisitions	1.3	2.9	4.8	44.6	19.4
Foreign currency exchange losses, net	6.3	3.5	2.3	14.4	3.2
Severance, restructuring and related costs	4.0	4.6	—	27.6	—
Impairment of investment	—	5.0	—	5.0	—
Special items - Other income (expense), net	—	—	—	4.3	—
Adjusted EBITDA (2)	$175.6	$130.4	$79.0	$493.1	$291.2
Adjusted EBITDA margin	23.5%	20.8%	21.8%	20.7%	21.4%

*Amounts may not recalculate due to rounding.

(1) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.

(2) Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, acquired intangibles amortization expense, certain one-time transaction expense, the impact of restructuring and related items, investment impairment charge and the impact of foreign currency exchange gains and losses.

CONTACT:

Mary Jane Raymond
Treasurer and Chief Financial Officer
investor.relations@ii-vi.com
www.ii-vi.com/contact-us